EXHIBIT 10.7

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL

Supplemental Agreement No. 27
to
Purchase Agreement No. 03791
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
THIS SUPPLEMENTAL AGREEMENT is entered into as of April 6, 2021 (Supplemental Agreement No. 27) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;
WHEREAS, Boeing and Customer desire to [*].
[*]
WHEREAS, Boeing and Customer desire to clarify that [*].
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.TABLE OF CONTENTS.
The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 27.

HAZ-PA-03791	1	SA-27
BOEING PROPRIETARY

2.TABLES.
    2.1    Table 1C is deleted in its entirety and replaced by a revised Table 1C, provided as Enclosure 2, which is incorporated into the Purchase Agreement by this reference. The new Table 1C reflects [*].
    2.2    Table 1I, provided hereto as Enclosure 3, is incorporated into the Agreement by this reference. This new Table 1I [*].

3.    EXHIBITS.
    3.1    New Exhibit A2-1, HAZ/[*] 737-8 Aircraft Configurations [*], provided as Enclosure 4 to this Supplemental Agreement No. 27, is incorporated into the Purchase Agreement. [*].
4.    LETTER AGREEMENTS.
    4.1     Letter Agreement HAZ-PA-03791-LA-1208078R9, entitled “[*]” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208078R10, entitled “[*],” ([*]) which is provided as Enclosure 5 to this Supplemental Agreement No. 27, and incorporated into the Purchase Agreement.
    4.2    Letter Agreement HAZ-PA-03791-LA-1208090R9, entitled “[*]” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208090R10, entitled “[*]” which is provided as Enclosure 6 to this Supplemental Agreement No. 27, and incorporated into the Purchase Agreement.
    4.3    New Letter Agreement HAZ-PA-03791-LA-2100098, entitled “[*]” which is provided as Enclosure 7 to this Supplemental Agreement No. 27, is incorporated into the Purchase Agreement.
5.    [*]

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BOEING PROPRIETARY

6.    MISCELLANEOUS.
6.1    All terms used but not defined in this Supplemental Agreement No. 27 will have the same meaning as such terms have in the Purchase Agreement.
6.2    This Supplemental Agreement No. 27 will become effective upon execution and receipt by both parties of this Supplemental Agreement No. 27. The terms of this Supplemental Agreement No. 27 will expire if not executed by April 1, 2021.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Sydney A. Bard	By:	/s/ Grant Levy

Its:	Attorney-In-Fact	Its:	Executive Vice President

HAZ-PA-03791	3	SA-27
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-26
1B	737-9 Block B Aircraft Information Table [*]	SA-26
1C	737-8 Block C Aircraft Information Table [*]	SA-27
1D	737-8 Block D Aircraft Information Table [*]	SA-26
1E	737-8 Block E Aircraft Information Table [*]	SA-14
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-18
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18
1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18
1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18
1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-25
1I	737-8 Block I Aircraft Information Table [*]	SA-27

HAZ-PA-03791	i	SA-27
BOEING PROPRIETARY

Enclosure 1

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration (Block I)	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

HAZ-PA-03791	ii	SA-27
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R10	Advance Payment Matters	SA-27
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~[*]~~	SA-4
LA-1208090R10	Special Matters for 737-8 and 737-9 Aircraft	SA-27
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27

HAZ-PA-03791	iii	SA-27
BOEING PROPRIETARY

Table 1C	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block C (2014 Base) Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:		D019A008-J (1/16/2015)
Engine Model/Thrust:			CFMLEAP-1B25	25,000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Estimated Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]
* Manufacturer serial number is subject to change due to production changes.
[*]

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Table 1I To	Enclosure 3
Purchase Agreement No. PA-03791 Aircraft Delivery, Description, Price and Advance Payments Block I

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:		D019A007-A (2/3/2012)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Estimated Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]

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Enclosure 4

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A2-1

to Purchase Agreement Number PA-03791

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Enclosure 4

Exhibit A2-1

AIRCRAFT CONFIGURATION

Dated April 6, 2021

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A2-1. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

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BOEING PROPRIETARY

Exhibit A2-1 To Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation - [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791 Exhibit A2-1 ([*] 737-8)		SA-27 Page 1
BOEING PROPRIETARY

Enclosure 5
The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1208078R10

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.Deferred Advance Payment Schedule.
1.1 Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).
[*]
2.[*]

3.[*]

4.[*]

5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

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Enclosure 5

6.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney A. Bard

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2021

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Enclosure 6
The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1208090R10

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Special Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:
1.1    Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]

1.2    Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators. As an additional consideration and incentive for entering into a lease for the Aircraft and [*] prior to delivery of each such Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table

SA-27 Page 1
BOEING PROPRIETARY

Enclosure 6

immediately below for the respective Aircraft or [*] minor model and [*]. Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]
1.3 [*]
1.4 [*]
1.5 [*]
1.6 [*]
1.7 [*]
1.8 [*]
1.9 [*]
1.10 [*]
1.11 [*]
1.12 [*]
1.13 [*]
1.14 [*]
1.15 [*]
1.16 [*]
1.17 [*]
1.18 [*]
1.19 [*]

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BOEING PROPRIETARY

Enclosure 6

1.20 [*]
1.21 [*]
1.22 [*]
1.23 [*]
1.24 [*]
1.25 [*]
1.26 [*]
1.27 [*]
1.28 [*]
1.29 [*]
1.30 [*]
1.31 [*]
1.32 [*]
1.33 [*]
1.34 [*]
1.35 [*]
1.36 [*]
1.37 Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or [*]. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

2.[*]
3.Assignment.
Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and [*] at time of delivery and leasing the Aircraft and [*]. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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BOEING PROPRIETARY

Enclosure 6

4.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney A. Bard
Its	Attorney-in-fact
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2021

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Enclosure 7
The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
HAZ-PA-03791-LA-2100098

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Miscellaneous Matters – Block I Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement applies to the Aircraft in Table 1I of the Purchase Agreement (Block I Aircraft).
For purposes of this Letter Agreement, [*].

1.[*]
2.[*]
3.[*]
4.Maintenance Planning Document Tasks.
4.1 In accordance with AGTA Article 3.1 Certificates, Boeing will provide a FAA Standard Certificate of Airworthiness or Export Certificate of Airworthiness at delivery of each Block I Aircraft. Without exception and for the Block I Aircraft, maintenance tasks with calendar time driven intervals, as defined and performed in accordance with Maintenance Planning Document No. D626A011, are based on the date of issuance of the Certificate of Airworthiness. Prior to delivery, Boeing will issue to Customer documentation which summarizes the maintenance tasks performed on the Block I Aircraft prior to transfer of title of such Block I Aircraft.
4.2 Boeing further confirms that the maintenance clock start-time for landing gear parts and the first landing gear overhaul for the Block I Aircraft begins on the issuance of the Certificate of Airworthiness.
4.3 If there are any future deviations or exceptions to this approach on the timing of the maintenance clock start-time for the Block I Aircraft, as determined by the FAA or another civil aviation authority, then Boeing will assist Customer in any related technical discussions with the aim of sharing Boeing’s rationale for why time driven maintenance intervals are, from a Boeing perspective, based on the issuance of the Certificate of Airworthiness.

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BOEING PROPRIETARY

4.4 Upon delivery of the Block I Aircraft to Customer, Boeing will provide a list of all hard time parts, life limited parts and time tracked parts installed on the Block I Aircraft, which will include the relevant time consumed for such parts. In addition, Boeing will support any other reasonable Customer requests for traceability documents involving equipment installed on Block I Aircraft.
4.5 Boeing is looking into a potential attachment to the Airworthiness Directive letters to provide compliance statements (including method of compliance) and support documentation related to the 737-8 and 737-9 return to service airworthiness directive as issued by the FAA, EASA and any other regulatory authority having specific return to service requirements.
5.[*]

6.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

HAZ-PA-03791-LA-2100098		SA-27 Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date:	April 6, 2021

AIR LEASE CORPORATION		THE BOEING COMPANY

By:	/s/ Grant Levy	By:	/s/ Sydney A. Bard

Name:	Grant Levy	Name:	Sydney A. Bard

Title:	Executive Vice President	Title:	Attorney-In-Fact

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Schedule A
[*]

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